Exhibit 32

                   CONTINENTAL BEVERAGE AND NUTRITION, INC.
                              (Formerly Known as)
                   ADIRONDACK PURE SPRINGS MT.WATER CO., INC.

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Continental Beverage and Nutrition, Inc., (the "Company") on Form 10-QSB of the period ended August 31, 2004 as filed with the Securities and Exchange Commission on the date hereof, I, David Sackler, President and Chief Executive Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge: (1) the quarterly report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and (2) the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 21, 2004

/s/ David Sackler
President and Chief Executive Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.